Exhibit 99.1
Five Point Holdings, LLC Reports Second Quarter 2024 Results
Second Quarter 2024 Highlights
•Great Park Venture sold 105 homesites on 12.3 acres of land for an aggregate purchase price of $96.1 million.
•Great Park Venture distributions and incentive compensation payments to the Company totaled $29.7 million.
•Great Park builder sales of 63 homes during the quarter.
•Valencia builder sales of 84 homes during the quarter.
•Consolidated revenues of $51.2 million; consolidated net income of $38.2 million.
•Cash and cash equivalents of $217.4 million as of June 30, 2024.
•Debt to total capitalization ratio of 20.6% and liquidity of $342.4 million as of June 30, 2024.
Irvine, CA, July 18, 2024 (Business Wire) – Five Point Holdings, LLC (“Five Point” or the “Company”) (NYSE:FPH), an owner and developer of large mixed-use planned communities in California, today reported its second quarter 2024 results.
Dan Hedigan, Chief Executive Officer, said, “We had another strong quarter, with consolidated net income of $38.2 million on revenues of $51.2 million, ending with total cash and cash equivalents of $217.4 million. Although the inflation and interest rate environment remained challenging during the quarter, we continued to see meaningful appreciation in our residential land sale pricing, especially in our Great Park Neighborhoods community where we closed a sale during the quarter at a price of $7.8 million per acre and are seeing current pricing for new land sales move even higher. As we plan for the future of Five Point, our team is focused on perfecting our entitlements at our Valencia and San Francisco communities and continuing to execute on our key priorities: generating revenue, controlling our SG&A, and managing our capital spend. For the second half of 2024, we expect demand in our chronically undersupplied housing markets to remain strong and to drive a strong finish to the year. While we expect a relatively soft third quarter, we expect to close land sales in the fourth quarter in both of our active communities and to end the year with consolidated annual net income of over $100 million and cash and cash equivalents in excess of $300 million.”
Consolidated Results
Liquidity and Capital Resources
As of June 30, 2024, total liquidity of $342.4 million was comprised of cash and cash equivalents totaling $217.4 million and borrowing availability of $125.0 million under our unsecured revolving credit facility. Total capital was $2.0 billion, reflecting $2.9 billion in assets and $0.9 billion in liabilities and redeemable noncontrolling interests.
Results of Operations for the Three Months Ended June 30, 2024
Revenues. Revenues of $51.2 million for the three months ended June 30, 2024 were primarily generated from management services.
Equity in earnings from unconsolidated entities. Equity in earnings from unconsolidated entities was $15.5 million for the three months ended June 30, 2024. The Great Park Venture generated net income of $44.9 million during the three months ended June 30, 2024, and our share of the net income from our 37.5% percentage interest, adjusted for basis differences, was $15.5 million. Additionally, we recognized $0.2 million in earnings from our 10% interest in the Valencia Landbank Venture, offset by $0.2 million in loss from our 75% interest in the Gateway Commercial Venture.
During the three months ended June 30, 2024, the Great Park Venture sold 105 homesites on 12.3 acres of land at the Great Park Neighborhoods for an aggregate purchase price of $96.1 million. After completing the land sale, the Great Park Venture made aggregate distributions of $7.3 million to holders of Legacy Interests and $62.5 million to holders of Percentage Interests. We received $23.4 million for our 37.5% Percentage Interest.
Selling, general, and administrative. Selling, general, and administrative expenses were $12.2 million for the three months ended June 30, 2024.
Net income. Consolidated net income for the quarter was $38.2 million. Net income attributable to noncontrolling interests totaled $23.5 million, resulting in net income attributable to the Company of $14.7 million. Net income attributable to noncontrolling interests represents the portion of income allocated to related party partners and members that hold units of the operating company and the San Francisco Venture. Holders of units of the operating company and the San Francisco Venture can redeem their interests for either, at our election, our Class A common shares on a one-for-one basis or cash. In connection with any redemption or exchange, our ownership of our operating subsidiaries will increase thereby reducing the amount of income allocated to noncontrolling interests in subsequent periods.
Conference Call Information
In conjunction with this release, Five Point will host a conference call on Thursday, July 18, 2024 at 5:00 p.m. Eastern Time. Dan Hedigan, Chief Executive Officer, and Kim Tobler, Chief Financial Officer, will host the call. Interested investors and other parties can listen to a live Internet audio webcast of the conference call that will be available on the Five Point website at ir.fivepoint.com. The conference call can also be accessed by dialing (877) 451-6152 (domestic) or (201) 389-0879 (international). A telephonic replay will be available starting approximately three hours after the end of the call by dialing (844) 512-2921, or for international callers, (412) 317-6671. The passcode for the live call and the replay is 13747738. The telephonic replay will be available until 11:59 p.m. Eastern Time on July 27, 2024.
About Five Point
Five Point, headquartered in Irvine, California, designs and develops large mixed-use planned communities in Orange County, Los Angeles County, and San Francisco County that combine residential, commercial, retail, educational, and recreational elements with public amenities, including civic areas for parks and open space. Five Point’s communities include the Great Park Neighborhoods® in Irvine, Valencia® in Los Angeles County, and Candlestick® and The San Francisco Shipyard® in the City of San Francisco. These communities are designed to include up to approximately 40,000 residential homes and up to approximately 23 million square feet of commercial space.
Forward-Looking Statements
This press release contains forward-looking statements that are subject to risks and uncertainties. These statements concern expectations, beliefs, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. When used, the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “would,” “result” and similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. Forward-looking statements include, among others, statements that refer to: our expectations of our future home sales and/or builder sales; the impact of inflation and interest rates; our future revenues, costs and financial performance, including with respect to cash generation and profitability; and future demographics and market conditions, including housing supply levels, in the areas where our communities are located. We caution you that any forward-looking statements included in this press release are based on our current views and information currently available to us. Forward-looking statements are subject to risks, trends, uncertainties and factors that are beyond our control. Some of these risks and uncertainties are described in more detail in our filings with the SEC, including our Annual Report on Form 10-K, under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. They are based on estimates and assumptions only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law.
Investor Relations:
Kim Tobler, 949-425-5211
Kim.Tobler@fivepoint.com
or
Media:
Eric Morgan, 949-349-1088
Eric.Morgan@fivepoint.com
Source: Five Point Holdings, LLC

FIVE POINT HOLDINGS, LLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
REVENUES:
Land sales	$307	$16	$842	$(9)
Land sales—related party	3	(29)	—	595
Management services—related party	50,279	20,774	59,005	25,010
Operating properties	603	588	1,280	1,454
Total revenues	51,192	21,349	61,127	27,050
COSTS AND EXPENSES:
Land sales	—	—	—	—
Management services	11,315	9,682	15,211	12,048
Operating properties	1,878	1,798	2,868	2,970
Selling, general, and administrative	12,186	12,710	25,102	26,462
Total costs and expenses	25,379	24,190	43,181	41,480
OTHER INCOME (EXPENSE):
Interest income	2,755	1,293	5,980	2,129
Miscellaneous	26	(20)	(5,881)	(41)
Total other income	2,781	1,273	99	2,088
EQUITY IN EARNINGS FROM UNCONSOLIDATED ENTITIES	15,498	52,128	33,084	53,176
INCOME BEFORE INCOME TAX PROVISION	44,092	50,560	51,129	40,834
INCOME TAX PROVISION	(5,865)	(5)	(6,819)	(13)
NET INCOME	38,227	50,555	44,310	40,821
LESS NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	23,505	26,984	27,262	21,786
NET INCOME ATTRIBUTABLE TO THE COMPANY	$14,722	$23,571	$17,048	$19,035

NET INCOME ATTRIBUTABLE TO THE COMPANY PER CLASS A SHARE
Basic	$0.21	$0.34	$0.25	$0.28
Diluted	$0.21	$0.34	$0.24	$0.27
WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING
Basic	69,239,296	68,811,975	69,148,940	68,758,894
Diluted	145,936,206	145,040,689	145,906,521	144,939,450
NET INCOME ATTRIBUTABLE TO THE COMPANY PER CLASS B SHARE
Basic and diluted	$0.00	$0.00	$0.00	$0.00
WEIGHTED AVERAGE CLASS B SHARES OUTSTANDING
Basic and diluted	79,233,544	79,233,544	79,233,544	79,233,544

FIVE POINT HOLDINGS, LLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except shares)
(Unaudited)

	June 30, 2024	December 31, 2023
ASSETS
INVENTORIES	$2,292,264	$2,213,479
INVESTMENT IN UNCONSOLIDATED ENTITIES	237,777	252,816
PROPERTIES AND EQUIPMENT, NET	29,359	29,145
INTANGIBLE ASSET, NET—RELATED PARTY	13,728	25,270
CASH AND CASH EQUIVALENTS	217,387	353,801
RESTRICTED CASH AND CERTIFICATES OF DEPOSIT	992	992
RELATED PARTY ASSETS	120,551	83,970
OTHER ASSETS	8,081	9,815
TOTAL	$2,920,139	$2,969,288

LIABILITIES AND CAPITAL
LIABILITIES:
Notes payable, net	$524,104	$622,186
Accounts payable and other liabilities	83,267	81,649
Related party liabilities	74,173	78,074
Deferred income tax liability, net	12,917	7,067
Payable pursuant to tax receivable agreement	173,351	173,208
Total liabilities	867,812	962,184

REDEEMABLE NONCONTROLLING INTEREST	25,000	25,000
CAPITAL:
Class A common shares; No par value; Issued and outstanding: June 30, 2024—69,358,504 shares; December 31, 2023—69,199,938 shares
Class B common shares; No par value; Issued and outstanding: June 30, 2024—79,233,544 shares; December 31, 2023—79,233,544 shares
Contributed capital	593,211	591,606
Retained earnings	105,828	88,780
Accumulated other comprehensive loss	(2,321)	(2,332)
Total members’ capital	696,718	678,054
Noncontrolling interests	1,330,609	1,304,050
Total capital	2,027,327	1,982,104
TOTAL	$2,920,139	$2,969,288

FIVE POINT HOLDINGS, LLC
SUPPLEMENTAL DATA
(In thousands)
(Unaudited)

Liquidity

June 30, 2024
Cash and cash equivalents	$217,387
Borrowing capacity(1)	125,000
Total liquidity	$342,387
(1) As of June 30, 2024, no borrowings or letters of credit were outstanding on the Company’s $125.0 million revolving credit facility.

Debt to Total Capitalization and Net Debt to Total Capitalization

June 30, 2024
Debt(1)	$524,994
Total capital	2,027,327
Total capitalization	$2,552,321
Debt to total capitalization	20.6%

Debt(1)	$524,994
Less: Cash and cash equivalents	217,387
Net debt	307,607
Total capital	2,027,327
Total net capitalization	$2,334,934
Net debt to total capitalization(2)	13.2%
(1) For purposes of this calculation, debt is the amount due on the Company’s notes payable before offsetting for capitalized deferred financing costs.
(2) Net debt to total capitalization is a non-GAAP financial measure defined as net debt (debt less cash and cash equivalents) divided by total net capitalization (net debt plus total capital). The Company believes the ratio of net debt to total capitalization is a relevant and a useful financial measure to investors in understanding the leverage employed in the Company’s operations. However, because net debt to total capitalization is not calculated in accordance with GAAP, this financial measure should not be considered in isolation or as an alternative to financial measures prescribed by GAAP. Rather, this non-GAAP financial measure should be used to supplement the Company’s GAAP results.

Segment Results
The following tables reconcile the results of operations of our segments to our consolidated results for the three and six months ended June 30, 2024 (in thousands):

	Three Months Ended June 30, 2024
	Valencia	San Francisco	Great Park	Commercial	Total reportable segments	Corporate and unallocated	Total under management	Removal of unconsolidated entities(1)	Total consolidated
REVENUES:
Land sales	$307	$—	$134,638	$—	$134,945	$—	$134,945	$(134,638)	$307
Land sales—related party	3	—	4,734	—	4,737	—	4,737	(4,734)	3
Management services—related party(2)	—	—	50,151	128	50,279	—	50,279	—	50,279
Operating properties	435	168	—	2,224	2,827	—	2,827	(2,224)	603
Total revenues	745	168	189,523	2,352	192,788	—	192,788	(141,596)	51,192
COSTS AND EXPENSES:
Land sales	—	—	29,016	—	29,016	—	29,016	(29,016)	—
Management services(2)	—	—	11,315	—	11,315	—	11,315	—	11,315
Operating properties	1,878	—	—	864	2,742	—	2,742	(864)	1,878
Selling, general, and administrative	2,515	1,294	2,625	1,019	7,453	8,377	15,830	(3,644)	12,186
Management fees—related party	—	—	64,470	—	64,470	—	64,470	(64,470)	—
Total costs and expenses	4,393	1,294	107,426	1,883	114,996	8,377	123,373	(97,994)	25,379
OTHER INCOME (EXPENSE):
Interest income	—	17	1,671	59	1,747	2,738	4,485	(1,730)	2,755
Interest expense	—	—	—	(690)	(690)	—	(690)	690	—
Miscellaneous	23	—	—	—	23	3	26	—	26
Total other income (expense)	23	17	1,671	(631)	1,080	2,741	3,821	(1,040)	2,781
EQUITY IN EARNINGS FROM UNCONSOLIDATED ENTITIES	243	—	—	—	243	—	243	15,255	15,498
SEGMENT (LOSS) PROFIT/INCOME BEFORE INCOME TAX PROVISION	(3,382)	(1,109)	83,768	(162)	79,115	(5,636)	73,479	(29,387)	44,092
INCOME TAX PROVISION	—	—	—	—	—	(5,865)	(5,865)	—	(5,865)
SEGMENT (LOSS) PROFIT/NET INCOME	$(3,382)	$(1,109)	$83,768	$(162)	$79,115	$(11,501)	$67,614	$(29,387)	$38,227
(1) Represents the removal of the Great Park Venture and Gateway Commercial Venture operating results, which are included in the Great Park segment and Commercial segment operating results at 100% of each venture’s historical basis, respectively, but are not included in our consolidated results as we account for our investment in each venture using the equity method of accounting.
(2) For the Great Park and Commercial segments, represents the revenues and expenses attributable to the management company for providing services to the Great Park Venture and the Gateway Commercial Venture, as applicable.

	Six Months Ended June 30, 2024
	Valencia	San Francisco	Great Park	Commercial	Total reportable segments	Corporate and unallocated	Total under management	Removal of unconsolidated entities(1)	Total consolidated
REVENUES:
Land sales	$842	$—	$215,456	$—	$216,298	$—	$216,298	$(215,456)	$842
Land sales—related party	—	—	16,625	—	16,625	—	16,625	(16,625)	—
Management services—related party(2)	—	—	58,764	241	59,005	—	59,005	—	59,005
Operating properties	944	336	—	4,773	6,053	—	6,053	(4,773)	1,280
Total revenues	1,786	336	290,845	5,014	297,981	—	297,981	(236,854)	61,127
COSTS AND EXPENSES:
Land sales	—	—	58,974	—	58,974	—	58,974	(58,974)	—
Management services(2)	—	—	15,211	—	15,211	—	15,211	—	15,211
Operating properties	2,868	—	—	1,840	4,708	—	4,708	(1,840)	2,868
Selling, general, and administrative	5,709	2,429	5,564	2,048	15,750	16,964	32,714	(7,612)	25,102
Management fees—related party	—	—	72,632	—	72,632	—	72,632	(72,632)	—
Total costs and expenses	8,577	2,429	152,381	3,888	167,275	16,964	184,239	(141,058)	43,181
OTHER INCOME (EXPENSE):
Interest income	—	32	3,150	93	3,275	5,948	9,223	(3,243)	5,980
Interest expense	—	—	—	(1,384)	(1,384)	—	(1,384)	1,384	—
Miscellaneous	47	—	—	—	47	(5,928)	(5,881)	—	(5,881)
Total other income (expense)	47	32	3,150	(1,291)	1,938	20	1,958	(1,859)	99
EQUITY IN EARNINGS FROM UNCONSOLIDATED ENTITIES	259	—	—	—	259	—	259	32,825	33,084
SEGMENT (LOSS) PROFIT/INCOME BEFORE INCOME TAX PROVISION	(6,485)	(2,061)	141,614	(165)	132,903	(16,944)	115,959	(64,830)	51,129
INCOME TAX PROVISION	—	—	—	—	—	(6,819)	(6,819)	—	(6,819)
SEGMENT (LOSS) PROFIT/NET INCOME	$(6,485)	$(2,061)	$141,614	$(165)	$132,903	$(23,763)	$109,140	$(64,830)	$44,310
(1) Represents the removal of the Great Park Venture and Gateway Commercial Venture operating results, which are included in the Great Park segment and Commercial segment operating results at 100% of each venture’s historical basis, respectively, but are not included in our consolidated results as we account for our investments in each venture using the equity method of accounting.
(2) For the Great Park and Commercial segments, represents the revenues and expenses attributable to the management company for providing services to the Great Park Venture and the Gateway Commercial Venture, as applicable.

The table below reconciles the Great Park segment results to the equity in earnings from our investment in the Great Park Venture that is reflected in the condensed consolidated statements of operations for the three and six months ended June 30, 2024 (in thousands):

	Three Months Ended June 30, 2024	Six Months Ended June 30, 2024
Segment profit from operations	$83,768	$141,614
Less net income of management company attributed to the Great Park segment	38,836	43,553
Net income of the Great Park Venture	44,932	98,061
The Company’s share of net income of the Great Park Venture	16,850	36,773
Basis difference amortization, net	(1,377)	(3,643)
Equity in earnings from the Great Park Venture	$15,473	$33,130

The table below reconciles the Commercial segment results to the equity in loss from our investment in the Gateway Commercial Venture that is reflected in the condensed consolidated statements of operations for the three and six months ended June 30, 2024 (in thousands):

	Three Months Ended June 30, 2024	Six Months Ended June 30, 2024
Segment loss from operations	$(162)	$(165)
Less net income of management company attributed to the Commercial segment	128	241
Net loss of the Gateway Commercial Venture	(290)	(406)
Equity in loss from the Gateway Commercial Venture	$(218)	$(305)